Exhibit 32

                         COACTIVE MARKETING GROUP, INC.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of CoActive Marketing Group, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 (the "Report"), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 10, 2004             /s/ JOHN P. BENFIELD
                                      -----------------------------------------
                                      John P. Benfield
                                      President and Chief Executive Officer

Dated:  February 10, 2004             /s/ DONALD A. BERNARD
                                      -----------------------------------------
                                      Executive Vice President, Chief Financial
                                      Officer and Secretary

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